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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANT

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 27, 1998 which appears in Consolidation Capital Corporation's Annual Report on Form 10-K for the year ended December 31, 1997.


PRICEWATERHOUSECOOPERS LLP
Minneapolis, Minnesota
July 14, 1998